UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2008

THE LGL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-106	38-1799862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (407) 298-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On February 28, 2008, The LGL Group, Inc. (the “Company”), made a presentation at the Jesup & Lamont Emerging Growth Stock Conference at the Disney Contemporary Resort in Orlando, Florida. Robert Zylstra, the Company’s President and Chief Executive Officer, discussed the Company’s business strategy and historical financial results through September 30, 2007.

A copy of the presentation is furnished as Exhibit 99.1 to this report.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                       Description

99.1	Investor Presentation dated February 28, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

February 29, 2008
THE LGL GROUP, INC.

	By:	/s/ Harold Castle
		Name:	Harold Castle
		Title:	Chief Financial Officer